SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
________________________________

Date of Report (Date of earliest event reported) November 15, 2004

REGAL-BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	200 State Street, Beloit, Wisconsin	53511
	(Address of principal executive offices)	(Zip Code)

(608) 364-8800
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 15, 2004, REGAL-BELOIT Corporation (the “Company”) issued a press release announcing the signing of a definitive agreement for REGAL-BELOIT Corporation to acquire GE’s Heating, Ventilation and Air Conditioning (HVAC)/Refrigeration Motor and Capacitor Operations. The Company anticipates closing the acquisition by the end of December 2004. A copy of the Company’s press release is attached as Exhibit 99 to this Current Report on Form 8-K (this “Current Report”).

The Company intends that certain matters disclosed in this Current Report (including the exhibit hereto) are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, that could cause actual results to differ materially from those anticipated as of November 15, 2004. Factors that could cause such a variance include, but are not limited to, cyclical downturns affecting the markets for capital goods, substantial increases in interest rates which impact the cost of the Company’s outstanding debt, the success of the Company’s management in increasing sales and maintaining or improving the operating margins of its business, the availability of or material increases in the costs of select raw materials or parts, actions taken by competitors, and the Company’s ability to satisfy various covenant requirements under its credit facility. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report (including the exhibit hereto) are made only as of November 15, 2004, and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances. Readers are directed to the Company’s other filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Form 10-Q’s.

Item 9.01 Financial Statements and Exhibits

a) Not applicable.

b) Not applicable.

c) Exhibits. The following exhibit is being filed herewith.

(99) Press Release of REGAL-BELOIT Corporation dated November 15, 2004 announcing the signing of an acquisition agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

By: /s/ David A. Barta

David A. Barta

Vice President, Chief Financial Officer

Dated: November 15, 2004

Exhibit 99

REGAL-BELOIT CORPORATION

to acquire HVAC/Refrigeration Motor and Capacitor Operations from General Electric Company

Beloit, WI – November 15, 2004 – REGAL-BELOIT CORPORATION (AMEX:RBC) today announced that it has signed a definitive agreement with General Electric Company (NYSE:GE) under which REGAL-BELOIT will acquire the Heating, Ventilation and Air Conditioning (HVAC)/Refrigeration Motors and Capacitors operations of GE Consumer & Industrial. GE’s HVAC/Refrigeration Motors and Capacitors operations include a full line of motors for residential HVAC applications and capacitors for HVAC and high intensity lighting applications.

The transaction is valued at approximately $379 million and is expected to close by the end of December, subject to the satisfaction of customary conditions and the receipt of required regulatory approvals. REGAL-BELOIT expects the acquisition and the related financing initiatives discussed below to add approximately $.32 to $.34 to 2005 diluted earnings per share after giving effect to an estimated $.20 per share of one-time costs related to integration activities and acquisition accounting.

James L. Packard, CEO and Chairman of REGAL-BELOIT CORPORATION commented, “We are tremendously excited to announce this acquisition. The acquisition of GE’s HVAC/Refrigeration Motor and Capacitor operations is another significant step in our strategy to expand our end markets and product offering. Additionally, the acquisition adds four outstanding facilities to our manufacturing footprint and continues our strategy to expand our manufacturing capabilities on a global basis. We are also excited about the potential for the leading edge ECM technology that is a part of this transaction.”

The HVAC/Refrigeration Motors and Capacitors operations are based in Fort Wayne, Indiana. Included in the sale are motor manufacturing facilities in Springfield, Missouri; Reynosa, Mexico; and Faridabad, India and a capacitor manufacturing facility in Juarez, Mexico. The business also has technology resources located in Hyderabad, India. REGAL-BELOIT expects the acquired business to add approximately $520 million of sales in 2005.

The purchase price for the acquisition will be paid through a combination of cash and equity. The Company expects to finance $270 million of the purchase price through the expansion of its current bank credit facility. To fund the cash portion of the purchase price, the Company has received a commitment from Bank of America for a $475 million senior credit facility consisting of a revolving credit line. The remaining $109 million is expected to be paid to GE in common stock of the Company, based on the issuance of 4.56 million shares of REGAL-BELOIT common stock in a private placement. As a condition to closing, GE will enter into a shareholders agreement with REGAL-BELOIT related to the common stock issued to GE as part of the transaction. The shareholders agreement, among other things, will provide GE with the opportunity to sell its REGAL-BELOIT stock over a defined period and under certain circumstances. Upon completion of the acquisition and related financing activities, the Company expects that its principal leverage statistics will be consistent with current levels. The present value of the future tax benefits related to the deductibility of goodwill and intangible asset amortization is estimated at $45 million to $50 million.

The Company will hold a conference call at 4:00 p.m. CST (5:00 p.m. EST) on Monday, November 15, 2004 to discuss the acquisition. To participate in the call, investors should call 866-297-6391 at the scheduled time and ask for the REGAL-BELOIT conference call, passcode 10379895. The call will be available by digital replay through November 21, 2004 at 877-213-9653. The passcode is 10379895.

Robert W. Baird & Co. served as the financial advisor to REGAL-BELOIT. Bank of America is serving as REGAL-BELOIT’S lead bank.

About REGAL-BELOIT CORPORATION:

REGAL-BELOIT CORPORATION (AMEX:RBC) is a leading manufacturer of mechanical and electrical motion control and power generation products serving markets throughout the world. REGAL-BELOIT is headquartered in Beloit, Wisconsin, and has manufacturing, sales, and service facilities throughout the United States and Canada, and in Mexico, Europe and Asia. For more information, visit the company’s website at www.regal-beloit.com .

Cautionary Concerning Forward-Looking Statements

This press release may include certain “forward-looking statements” intended to qualify for the safeharbors from liability established by the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical fact (including, without limitation, the statements relating to the completion of the acquisition of the HVAC/Refrigeration Motors and Capacitors operations and the future financial performance of that business) are considered forward-looking statements. These statements are based on management’s current expectations and are subject to certain risks and uncertainties which could cause actual results or outcomes to differ materially from those currently anticipated. Factors that could affect actual results or outcomes include: unanticipated issues related to the closing of the acquisition of the HVAC/Refrigeration Motors and Capacitors operations, including issues associated with securing the necessary financing; unexpected issues and costs arising from the consolidation of the acquired business; marketplace acceptance of the acquisition; unanticipated fluctuations in commodity prices and issues associated with the Company’s ability to pass increased prices on to its customers; and changes in global political, economic, business, competitive, market and regulatory factors as detailed in the Company’s filings with the Securities and Exchange Commission. Shareholders, potential investors and others are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included herein are made only as of the date of this press release, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

For more information:

REGAL-BELOIT CORPORATION

Media: Fritz Hollenbach

V.P. Administration & Human Resources

Telephone: 608/364-8808, X107

fhollenbach@regal-beloit.com

Financial: Dave Barta

Chief Financial Officer

Telephone: 608/364-8808, X106

dbarta@regal-beloit.com